EXHIBIT 99.3
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                             UNCONDITIONAL GUARANTY

                  THIS UNCONDITIONAL GUARANTY ("Guaranty") is executed as of the ____ day of February, 2001, by DYNAGEN, INC. ("DynaGen" or "Guarantor"), a Delaware corporation, in favor of ARGOSY INVESTMENT PARTNERS, L.P. ("Argosy"), a Pennsylvania limited partnership formerly known as Odyssey Investment Partners, L.P., and FINOVA MEZZANINE CAPITAL INC. ("FINOVA"), a Tennessee corporation formerly known as SIRROM Capital Corporation, in its individual capacity and as Collateral Agent for FINOVA and Argosy (in this capacity, "Agent"; Argosy and FINOVA are sometimes referred to collectively as "Lender").

                                    RECITALS:

                  WHEREAS, DynaGen, FINOVA (then known as Sirrom Capital Corporation) and Argosy (then known as Odyssey Investment Partners, L.P.) entered into that Loan Agreement dated as of June 18, 1997 (the "1997 Loan Agreement"), pursuant to which DynaGen borrowed from FINOVA the principal sum of $2,000,000 and from Argosy the principal sum of $1,000,000 (collectively the "1997 Loans"); and

                  WHEREAS, DynaGen has granted a security interest to secure its obligations to Lender pursuant to that Security Agreement executed by DynaGen dated as of June 18, 1997 (the "DynaGen Security Agreement") and has granted a security interest in its stock of Superior Pharmaceutical Company ("Superior"), an Ohio corporation, to secure such obligations by that Pledge and Security Agreement dated as of June 18, 1997 (the "DynaGen Pledge Agreement"); and

                  WHEREAS, DynaGen has agreed to sell to RxBazaar.com, Inc. ("RxBazaar" or "Borrower"), a Delaware corporation, all of DynaGen's stock in Superior, and in exchange RxBazaar has agreed to assume liability for the 1997 Loans, as evidenced by that First Amended and Restated Loan Agreement (the "Loan Agreement") dated as of the date hereof among DynaGen, RxBazaar, Superior, FINOVA and Argosy; and

                  WHEREAS, FINOVA and Argosy have agreed to consent to the proposed sale of the stock of Superior on various terms and conditions including, but not limited to, the requirement that RxBazaar's assumption of the 1997 Loans is made without the release of DynaGen as an obligor therefore, and DynaGen shall thus remain liable for the 1997 Loans as an unreleased party and guarantor, and further that such sale be made without the release of the DynaGen Security Agreement, the DynaGen Pledge Agreement or any other collateral that now secures the obligations of DynaGen to Lenders; and

                  NOW, THEREFORE, as an inducement to cause Lender to permit the sale of the stock of Superior to RxBazaar, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. Definition of Guaranteed Obligations. As used in this Guaranty, the "Guaranteed Obligations" shall mean the obligations of Borrower evidenced by (i) that First Amended and Restated Secured Promissory Note of even date herewith made by Borrower payable to the order of FINOVA in the principal amount of $1,500,000, (ii) that First Amended and Restated Secured Promissory Note of even date herewith made by Borrower payable to the order of Argosy in the

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principal amount of $750,000, (iii) the Loan Agreement, and (iv) all modifications, extensions and renewals of the foregoing; provided, however, Guarantor shall not be liable for any new advances of principal made to RxBazaar after the date hereof (other than expenses incurred in enforcing the rights of the Lenders under the Loan Agreement or of interest on the "Obligations," as defined in the Loan Agreement, as may be added to the principal amount outstanding from time to time, which shall be secured hereby); provided, however, that Guarantor shall not be liable for the increased costs resulting from any modification or amendment of the Loan Agreement or the Notes to which Guarantor does not consent in writing.

         2. Guaranty of Payment. Guarantor hereby guarantees to Lender the timely payment and performance of the Guaranteed Obligations, without setoff. Guarantor hereby agrees that if the Guaranteed Obligations are not timely paid and/or performed, as the case may be, in accordance with the terms thereof, Guarantor will immediately pay and/or perform such Guaranteed Obligations.

         3. The occurrence of an Event of Default under that Credit Agreement executed by Guarantor and Lenders dated as of the date hereof shall constitute a "Guaranty Event of Default." Upon the occurrence of a Guaranty Event of Default, even if no default or Event of Default then exists under the Loan Agreement, Lender may declare the Guaranteed Obligations to be due in full from Guarantor and pursue remedies against Guarantor for the collection of the Guaranteed Obligations by recovery against collateral or by any other means and apply those collections to the Guaranteed Obligations in the inverse order of their maturity. A Guaranty Event of Default shall not in itself cause an Event of Default under the Loan Agreement, and Guarantor acknowledges that Lender may have the right to collect the Guaranteed Obligations from Guarantor at a time that Lender does not have the present right to accelerate against or collect from Borrower.

         4. Reaffirmation of Security. Guarantor reaffirms and agrees that the DynaGen Security Agreement, the DynaGen Pledge Agreement and all other collateral that, prior to the execution of this Guaranty, secured the obligations of Guarantor arising under the 1997 Loan Agreement, remain in full effect to secure the obligations of Guarantor hereunder and to secure the "Obligations," as defined in the Loan Agreement, being the same obligations formerly owed directly by DynaGen and having been assumed by RxBazaar as set forth in the Loan Agreement.

         5. Guaranty Unconditional. Guarantor's guarantee of the Guaranteed Obligations is absolute and unconditional. The validity of this Guaranty shall not be impaired by any event whatsoever, including, but not limited to, the merger, consolidation, dissolution, cessation of business or liquidation of Borrower; the financial decline or bankruptcy of Borrower; the failure of any other party to guarantee the Guaranteed Obligations or to provide collateral therefor; Lender's compromise or settlement with or without release of any other party liable for the Guaranteed Obligations; Lender's release of any collateral for the Guaranteed Obligations; Lender's failure to file suit against Borrower (regardless of whether Borrower is becoming insolvent, is believed to be about to leave the state or any other circumstance); Lender's failure to give Guarantor notice of default by Borrower; the unenforceability of the Guaranteed Obligations against Borrower, due to bankruptcy discharge, counterclaim or otherwise; Lender's acceleration of the Guaranteed Obligations at any time; the extension, modification or renewal of the Guaranteed Obligations; Lender's failure to exercise diligence in collection; the termination of any relationship of Guarantor with Borrower, including, but not limited to, any relationship of employment, ownership or commerce; Borrower's change of name or use of any name other than

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the name used to identify Borrower in this Guaranty; or Borrower's use of the credit extended for any purpose whatsoever. Guarantor agrees that this Guaranty shall be valid and binding upon Guarantor upon the delivery of this executed Guaranty to Lender by any party whomsoever.

         6. Guaranty Irrevocable. Guarantor's guarantee of the Guaranteed Obligations is irrevocable.

         7. Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand upon or instituting collection proceedings against Borrower. Guarantor's liability for the Guaranteed Obligations is hereby declared to be primary, and not secondary, and Guarantor may be called upon hereunder to make any payment when due under the Guaranteed Obligations irrespective of the existence of any default thereunder.

         8. Bankruptcy of Borrower. If proceedings are instituted by Borrower under any state insolvency law or under any federal bankruptcy law, or if such proceedings are instituted against Borrower, Lender may, at its option, without notice, notwithstanding any limitation on Lender's ability to use such proceedings as the basis of a default against Borrower, declare all the Guaranteed Obligations presently due and payable by Guarantor.

         9. No Marshalling of Assets. Lender may proceed against any collateral securing the Guaranteed Obligations and against parties liable therefor in such order as it may elect, and Guarantor shall not be entitled to require Lender to marshall assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

         10. Impairment of Collateral; Release of Liable Parties. Lender may, in its sole discretion and with or without consideration, release any collateral securing the Guaranteed Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Guaranteed Obligations are hereby waived.

         11. Amendment of Guaranteed Obligations. Lender may, without notice to or the joinder of Guarantor and without affecting Guarantor's liability hereunder, modify, extend, accelerate, reinstate, refinance, or renew the Guaranteed Obligations (with or without the execution of new Promissory Notes) and grant any consent or indulgence with respect thereto.

         12. Waivers of Notice. Guarantor hereby waives any requirement of presentment, protest, notice of dishonor, notice of default, demand, and all other actions or notices that may be required on Lender's part in connection with the Guaranteed Obligations.

         13. Subordination. Guarantor agrees that any existing or future loan made by Guarantor to Borrower and any other existing or future obligation of Borrower to Guarantor shall be subordinate to the Guaranteed Obligations as to both payment and collection. Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower or to allow any payment by Borrower on Guarantor's behalf until this Guaranty has been terminated in full. This section shall not be construed to prohibit the issuance of shares of capital stock by RxBazaar to Guarantor in respect of any convertible or derivative securities of RxBazaar held by Guarantor, including without limitation any shares of Series A Preferred Stock of RxBazaar that may be held by Guarantor from time to time.

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         14. Deferral of Subrogation of Guarantor. Guarantor shall not be subrogated to any rights of Lender against Borrower or be entitled to any reimbursement or payment from Borrower until the Guaranteed Obligations have been paid in full. Without limiting the foregoing, if Lender receives any payments from Guarantor or recovers funds from the exercise of remedies against any of Guarantor's property on account of a Guaranty Default, Guarantor shall have no right of indemnity, exoneration, subrogation, or other right of payment or action until and unless the Guaranteed Obligations are first paid in full.

         15. Application of Funds. Lender may apply payments received for Borrower's account first to pay any indebtedness of Borrower that is not guaranteed by Guarantor, if any, before reducing the Guaranteed Obligations.

         16. Statute of Limitations. Guarantor acknowledges that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration until Lender subsequently again makes demand upon Guarantor.

         17. Cancellation by Lender. Lender may evidence its cancellation of this Guaranty and the release of Guarantor from liability hereunder by delivering to Guarantor an instrument of release, or by delivering this Guaranty to Guarantor, or both. Unless Lender delivers this original Guaranty to Guarantor with a notation on its face signed and dated by an authorized officer of Lender stating "Cancelled in Full As To All Guaranteed Obligations," however, the purported cancellation hereof and release of Guarantor shall not impair Guarantor's continuing liability for (i) any amount of principal, interest, or expenses that was mistakenly omitted by Lender in calculating the final payment due under the Guaranteed Obligations, if the release of Guarantor was based upon Lender's belief that it had been paid in full; (ii) any surviving liability of Borrower to reimburse Lender for expenses or to indemnify Lender provided for in any document executed prior to the purported cancellation hereof evidencing or securing the Guaranteed Obligations; and (iii) liability for avoided payments and expenses related thereto (as provided in detail below). Lender shall not be obligated to release any collateral securing this Guaranty until after all applicable time periods have expired regarding bankruptcy preference or other avoidance actions that may be applicable to the circumstances of payment of any or all of the Guaranteed Obligations.

         18. Recovery of Avoided Payments. If any amount applied by Lender to the Guaranteed Obligations is subsequently challenged by a bankruptcy trustee or debtor-in-possession as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under state law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may, at its option and in its sole discretion, elect whether to contest such challenge. If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys fees, will become part of the Guaranteed Obligations. If the contested amount is successfully avoided, the avoided amount will become part of the Guaranteed Obligations hereunder. If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor-in-possession and the amount so advanced shall become part of the Guaranteed

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Obligations hereunder. Guarantor's obligation to reimburse Lender for amounts due under this paragraph shall survive the purported cancellation hereof except as otherwise provided above.

         19. Solvency of Guarantor. Guarantor warrants to Lender that Guarantor is not insolvent and that Guarantor's execution hereof does not render Guarantor insolvent.

         20. Security Interest; Setoff. In order to further secure the payment of the Guaranteed Obligations, Guarantor hereby grants to Lender a security interest and right of setoff against all of Guarantor's presently owned or hereafter acquired monies, items, credits, deposits and instruments (including certificates of deposit) presently or hereafter in the possession of Lender. By maintaining any such accounts or other property at Lender, Guarantor acknowledges that Guarantor voluntarily subjects the property to Lender's rights hereunder.

         21. Recitals. Guarantor warrants and agrees that the recitals set forth at the beginning of this Guaranty are true.

         22. No Burdensome Agreements. Guarantor warrants that the execution and performance of this Guaranty will not cause a default under any other contract or agreement to which Guarantor or any property of Guarantor is subject.

         23. Legal and Binding Agreement. Guarantor warrants that the execution and performance of this Guaranty will not violate any judicial or administrative order or governmental law or regulation, and that this Guaranty is valid and binding in every respect according to its terms.

         24. No Consent Required. Guarantor warrants that Guarantor's execution and performance of this Guaranty do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

         25. Consent to Jurisdiction and Venue. Guarantor hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Guaranty or the Guaranteed Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

         26. Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Borrower or Guarantor for any purpose. This Guaranty and any documents securing the Guaranteed Obligations has been executed for the sole benefit of Lender as an inducement to cause it to extend credit to Borrower, and neither Guarantor nor any other third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under any document.

         27. Costs of Collection Against Guarantor. Guarantor agrees to pay all costs of collection, including, without limitation, court costs, attorney's fees and compensation for time spent by Lender's employees, that Lender may incur in enforcing the terms of this Guaranty against Guarantor.

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         28. Notices. Any communications concerning this Guaranty or the credit described herein shall be addressed as provided in the Loan Agreement.

         29. Indulgence Not Waiver. Lender's indulgence in the existence of a default under the Guaranteed Obligations or any departure from the terms of this Guaranty or any other document shall not prejudice Lender's rights to make demand and recover from Guarantor in accordance with this Guaranty.

         30. Cumulative Remedies. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

         31. Amendment and Waiver in Writing. No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

         32. Assignment. This guaranty shall be binding upon heirs, successors and assigns of Guarantor and Lender, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Guarantor without the required prior consent shall be void.

         33. Severability. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

         34. Applicable Law. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Guaranteed Obligations shall be determined according to the laws of Tennessee, in which state this Guaranty has been executed and delivered.

         35. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

         36. Captions Not Controlling. Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

         37. Entire Agreement; No Oral Representations Limiting Enforcement. This Guaranty represents the entire agreement between the parties concerning the liability of Guarantor for the Guaranteed Obligations, and any oral statements regarding Guarantor's liability for the Guaranteed Obligations are merged herein. Without limiting the foregoing, Guarantor acknowledges Lender's intention to enforce this Guaranty to the fullest extent possible and Guarantor acknowledges that Lender has made no oral statements to Guarantor that could be construed as a waiver of Lender's right to enforce this Guaranty by all available legal means.

         38. Agent. The rights and remedies of FINOVA and Argosy hereunder may be enforced only by FINOVA in its capacity as Agent pursuant to that Collateral Agent Agreement between them dated as of June 18, 1997.

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         39. Waiver of Jury Trial. Guarantor and, by their acceptance hereof,
FINOVA and Argosy, hereby knowingly, voluntarily and with benefit of counsel waive any right to trial by jury in any dispute arising from or related to this Guaranty or the Guaranteed Obligations, with the result that all matters of fact and law in any such dispute will be tried by a judge sitting without a jury.

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                  Executed as of the date first written above.

                                      THE UNDERSIGNED ACKNOWLEDGES A THOROUGH
                                      UNDERSTANDING OF THE TERMS OF THIS
                                      GUARANTY AND AGREES TO BE BOUND THEREBY:


                                      DYNAGEN, INC.


                                      By:
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                                      Title:
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                   [Signature Page to Unconditional Guaranty]


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